UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2019

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 Clay Street, Suite 3300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2019, the board of directors (the “Board”) of Talos Energy Inc. (the “Company”) appointed Shannon E. Young III to serve as the Company’s Executive Vice President and Chief Financial Officer (Principal Financial Officer), effective as of May 16, 2019. The biographical information for Mr. Young is included below.

Mr. Young succeeds Michael L. Harding II, who was initially appointed to serve as the Company’s Executive Vice President, Chief Financial Officer (Principal Financial Officer) and Treasurer on May 10, 2018 and was subsequently appointed to also serve as the Company’s Chief Accounting Officer (Principal Accounting Officer) on September 10, 2018. Effective as of May 16, 2019, Mr. Harding will cease to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer but will continue serving as the Company’s Chief Accounting Officer on an interim basis for a mutually agreed period.

Prior to joining the Company, Mr. Young, 48, served as Vice President and Chief Financial Officer of Sheridan Production Company, LLC since 2016, where he oversaw Sheridan’s finance organization. Before joining Sheridan, Mr. Young served as Executive Vice President and Chief Financial Officer of Cobalt International Energy, Inc. from September 2015 to July 2016. Prior to joining Cobalt, Mr. Young served as Senior Vice President and Chief Financial Officer of Talos Energy LLC from December 2014 to September 2015. Prior to joining Talos Energy LLC, Mr. Young served as a Managing Director at Goldman, Sachs & Co. from July 2010 to December 2014, and was previously an investment banker at Morgan Stanley from August 1998 to July 2010. Mr. Young earned a BBA in Finance from the University of Texas at Austin and an MBA, with distinction, from the Tuck School of Business at Dartmouth College. Mr. Young has significant expertise on a broad range of public and private capital raising and M&A execution and brings a wealth of experience as a senior finance executive.

In connection with his appointment, the Board, upon the recommendation of the Compensation Committee of the Board, approved the Company’s entry into an offer letter with Mr. Young (the “Offer Letter”). Pursuant to the terms of the Offer Letter, Mr. Young will be eligible to receive an initial annualized base salary of $460,000. Mr. Young will also be eligible to participate in the Company’s annual bonus program with a target bonus equal to 80% of his annualized base salary (which amount will be prorated for 2019 based upon his date of hire), subject to the achievement of any applicable performance criteria and the terms and conditions of the program. The Offer Letter also provides that Mr. Young will be eligible to receive awards under the Talos Energy Inc. Long Term Incentive Plan (the “LTIP”), subject to approval by the Board and the terms and conditions of the LTIP. Pursuant to the Offer Letter and in connection with his appointment, effective as of May 16, 2019, Mr. Young will be granted an award under the LTIP consisting of (i) 21,755 restricted stock units, which will vest in full on March 5, 2022, subject to Mr. Young’s employment through such date, and (ii) a target number of 21,755 performance share units, which will vest based on the Company’s relative total shareholder return performance over the three-year performance period ending December 31, 2021, subject to Mr. Young’s employment through the end of the performance period (the “Awards”). The Awards will be subject to all of the terms and provisions of the LTIP and the award agreements pursuant to which they are granted.

In addition, consistent with the terms of the Offer Letter, Mr. Young entered into a participation agreement under the Talos Energy Operating Company LLC Executive Severance Plan (the “Severance Plan”), pursuant to which Mr. Young will be eligible to participate in the Severance Plan as a Tier 2 Executive, subject to the terms and conditions of the Severance Plan and the participation agreement. A description of the Severance Plan and the benefits Mr. Young will be eligible to receive thereunder is included in our Definitive Proxy Statement for our 2019 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 3, 2019, under the heading “Potential Payments Upon Termination of Change in Control—Executive Severance Plan.”

In connection with his appointment, the Company also entered into an indemnification agreement (the “Indemnification Agreement”) with Mr. Young, effective as of May 16, 2019. The Indemnification Agreement requires the Company to indemnify Mr. Young to the fullest extent permitted under Delaware law against liability that may arise by reason of his service to the Company and to advance certain expenses incurred as a result of any proceeding against him as to which he could be indemnified.

The foregoing descriptions of the Offer Letter and the Indemnification Agreement are not complete and are qualified in their entirety by reference to the full text of the Offer Letter and the Indemnification Agreement, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 5.02 by reference.

There are no related party transactions between the Company and Mr. Young reportable under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Young and any other persons pursuant to which he was appointed as an officer of the Company and Mr. Young does not have any familial relationships with any director or executive officer of the Company.

Item 7.01.	Regulation FD Disclosure.

On April 24, 2019, the Company issued a press release in connection with Mr. Young’s appointment as the Company’s Executive Vice President and Chief Financial Officer. A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Offer Letter between Talos Energy Inc. and Shannon Young, dated as of April 13, 2019.

10.2	Indemnification Agreement (Shannon E. Young III), effective as of May 16, 2019.

99.1	Press Release of Talos Energy Inc., dated April 24, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2019

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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